                                                               EXHIBIT 99
                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             06/2003 DISTRIBUTION REPORT

SERIES:  wamms 2002-ar1                                WEIGHTED AVERAGE PC RATE:    5.68415%
POOL NUMBER:  Group 1 = 1839, 1840, 1841
____________________________________________________________________________________________

ISSUE DATE:  03/28/2002
CERTIFICATE BALANCE AT ISSUE:    $711,318,898.34

                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                     526                         $183,895,031.93
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                     $289,206.02
Unscheduled Principal Collection/Reversals                           $371,505.65
Liquidations-in-full                                      45      $19,849,786.58
Net principal Distributed                                         $20,510,498.25    ($20,510,498.25)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                        481                         $163,384,533.68

SCHEDULED INTEREST AT MORTGAGE RATE:                                 $931,578.91

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                     $48,313.84

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                            $21,393,763.32

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             06/2003 DISTRIBUTION REPORT

SERIES:  wamms 2002-ar1                                WEIGHTED AVERAGE PC RATE:    5.68415%
POOL NUMBER:  Group 1 = 1839, 1840, 1841
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________

                 0                     $0.00
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________

    $20,510,498.25       $883,265.07             $0.00       $883,265.07             $0.00    $21,393,763.32

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00
Special Hazard         $10,695,519.00             $0.00             $0.00             $0.00    $10,695,519.00
Bankruptcy Bond
   Single-Units           $100,000.00             $0.00             $0.00             $0.00       $100,000.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase     $7,113,189.00             $0.00             $0.00             $0.00     $7,113,189.00

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________

    7      $1,765,852.92         2        $475,380.49         1        $496,676.44

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    1        $496,676.44         0              $0.00         0              $0.00

The Class Principal Balances of each Class of the Class CB1, CB2, CB3, CB4,
CB5, CB6 Certificates immediately after the principal and interest distribution on 06/25/2003 are as follows:

                Class       Class Principal Balance
                CB1                $5,185,826.28
                CB2                $2,469,341.90
                CB3                $1,727,914.55
                CB4                $1,235,018.05
                CB5                  $740,733.16
                CB6                  $987,735.62
                              __________________
                Total             $12,346,569.57
                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of May 31, 2003):

SERIES:  2002-ar1               POOL NUMBER:  Group 1 = 1839, 1840, 1841

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------

Dollar Amount:       $163,384,533.68**        $2,241,233.41***        $1,765,852.92***
Number:                         1728                      9                       7
% of Pool:                    100.00%                  1.37%                   1.08%
(Dollars)
% of Pool:                    100.00%                  0.52%                   0.41%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------

Dollar Amount:          $475,380.49***                $0.00***                $0.00***
Number:                           2                       0                       0
% of Pool:                    0.29%                    0.00%                   0.00%
(Dollars)
% of Pool:                    0.12%                    0.00%                   0.00%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------

Dollar Amount:                $0.00***
Number:                           0
% of Pool:                     0.00%
(Dollars)
% of Pool:                     0.00%
(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all June 01, 2003 scheduled payments and May 01, 2003 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of
May 31, 2003.

Trading Factor, calculated as of distribution date : 0.22969238.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including June 01, 2003, and unscheduled prepayments in months prior to June ) can be calculated.